                           ADMINISTRATIVE SERVICES AND
                            TRANSFER AGENCY AGREEMENT

This Agreement, made and entered into this 1st day of April, 1987, by and between SBL Fund, a Kansas corporation ("Fund"), and Security Management Company, a Kansas corporation, ("SMC").

WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940; and

WHEREAS,   Security   Management   Company  is   willing   to  provide   general
administrative, fund accounting, transfer agency, and dividend disbursing services to the Fund under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

  1. EMPLOYMENT OF SECURITY MANAGEMENT COMPANY

     SMC will provide the Fund with general administrative, fund accounting, transfer agency, and dividend disbursing services described and set forth in Schedule A attached hereto and made a part of this agreement by reference. SMC agrees to maintain sufficient trained personnel and equipment and supplies to perform such services in conformity with the current prospectus of the Fund and such other reasonable standards of performance as the Fund may from time to time specify, and otherwise in an accurate, timely, and efficient manner.

 2.  COMPENSATION

     As consideration for the services described in Section I, the Fund agrees to pay SMC a fee as described and set forth in Schedule B attached hereto and made a part of this agreement by reference, as it may be amended from time to time, such fee to be calculated and accrued daily and payable monthly.

 3.  EXPENSES

     A. EXPENSES OF SMC. SMC shall pay all of the expenses incurred in providing Fund the services and facilities described in this agreement, whether or not such expenses are billed to SMC or the fund, except as otherwise provided herein.

     B. DIRECT EXPENSES. Anything in this agreement to the contrary notwithstanding, the Fund shall pay, or reimburse SMC for the payment of, the following described expenses of the Fund (hereinafter called "direct expenses") whether or not billed to the Fund, SMC or any related entity:

          1. Fees and expenses of its independent directors and the meetings thereof;

          2.   Fees and costs of investment advisory services;

          3.   Fees  and  costs  of   independent   auditors   and   income  tax
               preparation;

          4. Fees and costs of outside legal counsel and any legal counsel directly employed by the Fund or its Board of Directors;

          5.   Custodian and banking services, fees and costs;

          6. Costs of printing and mailing prospectuses to existing shareholders, proxy statements and other reports to shareholders, where such costs are incurred through the use of unaffiliated vendors or mail services.

          7. Fees and costs for the registration of its securities with the Securities and Exchange Commission and the jurisdictions in which it qualifies its share for sale, including the fees and costs of registering and bonding brokers, dealers and salesmen as required;

          8. Dues and expenses associated with membership in the Investment Company Institute;

          9. Expenses of fidelity and liability insurance and bonding covering Fund;

         10.   Organizational costs.

 4.  INSURANCE

     The Fund and SMC agree to procure and maintain, separately or as joint insureds with themselves, their directors, employees, agents and others, and other investment companies for which SMC acts as investment advisor and transfer agent, a policy or policies of insurance against loss arising from breaches of trust, errors and omissions, and a fidelity bond meeting the requirements of the Investment Company Act of 1940, in the amounts and with such deductibles as may be agreed upon from time to time, and to pay such portions of the premiums therefor as amount of the coverage attributable to each party is to the aggregate amount of the coverage for all parties.

 5.  REGISTRATION AND COMPLIANCE

     A. SMC represents that as of the date of this agreement it is registered as a transfer agent with the Securities and Exchange Commission ("SEC") pursuant to Subsection 17A of the Securities and Exchange Act of 1934 and the rules and regulations thereunder, and agrees to maintain said registration and comply with all of the requirements of said Act, rules and regulations so long as this agreement remains in force.

     B. The Fund represents that it is a diversified management investment company registered with the SEC in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder, and authorized to sell its shares pursuant to said Act, the Securities Act of 1933 and the rules and regulations thereunder.

 6.  LIABILITIES AND INDEMNIFICATION

     SMC shall be liable for any actual losses, claims, damages or expenses (including any reasonable counsel fees and expenses) resulting from SMC's bad faith, willful misfeasance, reckless disregard of its obligations and duties, negligence or failure to properly perform any of its responsibilities or duties under this agreement. SMC shall not be liable and shall be indemnified and held harmless by the Fund, for any claim, demand or action brought against it arising out of, or in connection with:

     A. Bad faith, willful misfeasance, reckless disregard of its duties or negligence of the Board of Directors of the Fund, or SMC's acting upon any instructions properly executed and authorized by the Board of Directors of the Fund;

     B. SMC acting in reliance upon advice given by independent counsel retained by the Board of Directors of the Fund.

     In the event that SMC requests the Fund to indemnify or hold it harmless hereunder, SMC shall use its best efforts to inform the Fund of the relevant facts concerning the matter in question. SMC shall use reasonable care to identify and promptly notify the Fund concerning any matter which presents, or appears likely to present, a claim for indemnification against the Fund.

     The Fund shall have the election of defending SMC against any claim which may be the subject of indemnification hereunder. In the event the Fund so elects, it will so notify SMC and thereupon the Fund shall take over defenses of the claim, and (if so requested by the Fund, SMC shall incur no further legal or other claims related thereto for which it would be entitled to indemnity hereunder provided, however, that nothing herein contained shall prevent SMC from retaining, at its own expense, counsel to defend any claim. Except with the Fund's prior consent, SMC shall in no event confess any claim or make any compromise in any matter in which the Fund will be asked to indemnify or hold SMC harmless hereunder.

          PUNITIVE DAMAGES. SMC shall not be liable to the Fund, or any third party, for punitive, exemplary, indirect, special or consequential damages (even if SMC has been advised of the possibility of such damages) arising from its obligations and the services provided under this agreement, including but not limited to loss of profits, loss of use of the shareholder accounting system, cost of capital and expenses of substitute facilities, programs or services.

          FORCE MAJEURE. Anything in this agreement to the contrary notwithstanding, SMC shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, earthquake, acts of God, insurrection, war, riot, failure of communication or interruption.

 7.  DELEGATION OF DUTIES

     SMC may, at its discretion, delegate, assign or subcontract any of the duties, responsibilities and services governed by this agreement, to its parent company, Security Benefit Group, Inc., whether or not by formal written agreement. SMC shall, however, retain ultimate responsibility to the Fund, and shall implement such reasonable procedures as may be necessary, for assuring that any duties, responsibilities or services so assigned, subcontracted or delegated are performed in conformity with the terms and conditions of this agreement.

 8.  AMENDMENT

     This agreement and the schedules forming a part hereof may be amended at any time, without shareholder approval, by a writing signed by each of the parties hereto. Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current prospectus which would require a change in SMC's obligations hereunder shall be subject to SMC's approval, which shall not be unreasonably withheld.

 9.  TERMINATION

     This agreement may be terminated by either party without cause upon 120 days' written notice to the other, and at any time for cause in the event that such cause remains unremedied for more than 30 days after receipt by the other party of written specification of such cause.

     In the event Fund designates a successor to any of SMC's obligations hereunder, SMC shall, at the expense and pursuant to the direction of the Fund, transfer to such successor all relevant books, records and other data of Fund in the possession or under the control of SMC.

10.  SEVERABILITY

     If any clause or provision of this agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this agreement shall continue in full force and effect.

11.  TERM

     This agreement initially shall become effective upon its approval by a majority vote of the Board of Directors of the Fund, including a majority vote of the Directors who are not "interested persons" of Fund or SMC, as defined in the Investment Company Act of 1940, and shall continue until terminated pursuant to its provisions.

12.  APPLICABLE LAW

     This agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

                                       SECURITY MANAGEMENT COMPANY

                                       BY:   Everett S. Gille, President

ATTEST:

Barbara W. Rankin, Secretary

                                       SBL FUND

                                       BY:   Everett S. Gille, President

ATTEST:

Barbara W. Rankin, Secretary

                                   SCHEDULE A

                           ADMINISTRATIVE SERVICES AND
                            TRANSFER AGENCY AGREEMENT

                 Schedule of Administrative and Fund Accounting
                             Facilities and Services

Security   Management   Company   agrees  to  provide  the  Fund  the  following
Administrative facilities and services:

 1.  FUND AND PORTFOLIO ACCOUNTING

     A.   Maintenance of Fund General Ledger and Journal.

     B.   Preparing and recording disbursements for direct fund expenses.

     C.   Preparing daily money transfers.

     D.   Reconciliation of all Fund bank and custodian accounts.

     E.   Assisting Fund independent auditors as appropriate.

     F.   Prepare daily projection of available cash balances.

     G. Record trading activity for purposes of determining net asset values and daily dividend.

     H.   Prepare  daily   portfolio   evaluation   report  to  value  portfolio
          securities and determine daily accrued income.

     I.   Determine the daily net asset value per share.

     J. Determine the daily, monthly, quarterly, semiannual or annual dividend per share.

     K.   Prepare   monthly,   quarterly,   semiannual   and  annual   financial
          statements.

     L. Provide financial information for reports to the securities and exchange commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, the Internal Revenue Service and other regulatory agencies as required.

     M. Provide financial, yield, net asset value, etc. information to NASD and other survey and statistical agencies as instructed by the Fund.

     N.   Report  to  the  Audit  Committee  of  the  Board  of  Directors,   if
          applicable.

 2.  LEGAL

     A. Provide registration and other administrative services necessary to qualify the shares of the Fund for sale in those jurisdictions determined from time to time by the Fund's Board of Directors (commonly known as "Blue Sky Registration").

     B. Provide registration with and reports to the Securities and Exchange Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933.

     C. Prepare and review Fund prospectus and Statement of Additional Information.

     D. Prepare proxy statements and oversee proxy tabulation for annual meetings.

     E.   Prepare Board materials and maintain minutes of Board meetings.

     F. Draft, review and maintain contractual agreements between Fund and Investment Advisor, Custodian, Distributor and Transfer Agent.

     G.   Oversee   printing   of  proxy   statements,   financial   reports  to
          shareholders, prospectuses and Statements of Additional Information.

     H. Provide legal advice and oversight regarding shareholder transactions, administrative services, compliance with contractual agreements and the provisions of the 1940 and 1933 Acts.

     (Notwithstanding the above, outside counsel for the Funds may provide the services listed above as a direct Fund expense or at the option of the Funds, the Funds may employ their own counsel to perform any of these services.)

           SCHEDULE OF SHARE TRANSFER AND DIVIDEND DISBURSING SERVICES

Security Management Company agrees to provide the Fund the following transfer agency and dividend disbursing services:

 1.  Maintenance of shareholder accounts, including processing of new accounts.

 2.  Posting  address  changes  and  other  file   maintenance  for  shareholder
     accounts.

 3.  Posting all transactions to the shareholder file, including:

     A.   Direct purchases

     B.   Wire order purchases

     C.   Direct redemptions

     D.   Wire order redemptions

     E.   Draft redemptions

     F.   Direct exchanges

     G.   Transfers

     H.   Certificate issuances

     I.   Certificate deposits

 4.  Monitor fiduciary processing, insuring accuracy and deduction of fees.

 5. Prepare daily reconciliations of shareholder processing to money movement instructions.

 6.  Handle bounced check  collections.  Immediately  liquidate shares purchased
     and  return  to  the  shareholder   the  check  and   confirmation  of  the
     transaction.

 7.  Issuing all checks and stopping and replacing lost checks.

 8.  Draft clearing services.

     A.   Maintenance of signature cards and appropriate corporate resolutions.

     B. Comparison of the signature on the check to the signatures on the signature card for the purpose of paying the face amount of the check only.

     C. Receiving checks presented for payment and liquidating shares after verifying account balance.

     D.   Ordering checks in quantity specified by the Fund for the shareholder.

 9.  Mailing   confirmations,   checks  and/or   certificates   resulting   from
     transaction requests to shareholders.

10.  Performing all of the Fund's other mailings, including:

     A.   Dividend and capital gain distributions.

     B.   Semiannual and annual reports.

     C.   1099/year-end shareholder reporting.

     D.   Systematic withdrawal plan payments.

     E.   Daily confirmations.

11. Answering all service related telephone inquiries from shareholders and others, including:

     A.   General and policy inquiries (research and resolve problems).

     B.   Fund yield inquiries.

     C. Taking shareholder processing requests and account maintenance changes by telephone as described above.

     D.   Submit pending requests to correspondence.

     E.   Monitor online statistical performance of unit.

     F.   Develop reports on telephone activity.

12.  Respond to written inquiries (research and resolve problems); including:

     A.   Initiate   shareholder   account   reconciliation    proceeding   when
          appropriate.

     B.   Notify shareholder of bounced investment checks.

     C.   Respond to financial institutions regarding verification of deposit.

     D.   Initiate proceedings regarding lost certificates.

     E.   Respond to complaints and log activities.

     F.   Correspondence control.

13. Maintaining and retrieving all required past history for shareholders and provide research capabilities as follows:

     A.   Daily  monitoring  of  all  processing   activity  to  verify  back-up
          documentation.

     B.   Provide exception reports.

     C.   Microfilming.

     D.   Storage, retrieval and archive.

14.  Prepare materials for annual meetings.

     A.   Address and mail annual proxy and related material.

     B.   Prepare and submit to Fund and affidavit of mailing.

     C. Furnish certified list of shareholders (hard copy or microfilm) and inspectors of election.

15.  Report and remit as necessary for state escheat requirements.












Approved: Fund ---------------------------------------- SMC  Everette S. Gille

   ---------------------------------------------------------------
   MODEL:                                                SBL FUNDS
   MAINTENANCE FEE......................................     $8.00
   TRANSACTIONS.........................................     $1.00
   DIVIDENDS............................................     $1.00
   ADMINISTRATION FEE...................................   0.00045
     (BASED ON DAILY NET ASSET VALUE)
   ---------------------------------------------------------------


  MASTER WORKSHEET           A                B               C               D               E
                       ------------------------------------------------------------------------------
1986:
TRANSACTIONS -                     82              76              62              71              56
DIVIDENDS -                         1               1               1               1               1
SHAREHOLDER ACCTS -                 8               8               6               7               5
AVERAGE NET ASSETS -   104,150,857.26   50,141,894.67   36,603,758.20   17,678,037.53   17,393,190.51
INCOME -                 2,893,670.06    2,372,681.65    2,258,629.91    2,137,524.29    1,514,339.94
EXPENSES -                 670,252.11      301,247.65      227,930.13      121,890.09      113,546.44
SERVICE FEES -              78,494.06       30,063.43       23,589.25       10,053.93        9,232.24


           1986                                         1986
          SERVICE        TRANSFER &                    EXPENSE     EXPENSE
           FEES        ADMINISTRATION     PERCENT       RATIO       RATIO
          ACTUAL           MODEL          INCREASE      ACTUAL      MODEL
         -----------------------------------------------------------------
SBLA     78,494.06       47,014.89        -40.10%       0.644%     0.613%
SBLB     30,063.43       22,704.85        -24.48%       0.601%     0.586%
SBLC     23,589.25       16,582.69        -29.70%       0.623%     0.604%
SBLD     10,053.93        8,083.12        -19.60%       0.690%     0.678%
SBLE      9,232.24        7,923.94        -14.17%       0.653%     0.641%

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL  Fund  (hereinafter  referred  to  as  the  "Fund")  and  Security
Management Company (hereinafter referred to as "SMC") are parties to an Administrative Services and Transfer Agency Agreement dated April 1, 1987, (the "Administrative Services Agreement") under which SMC agrees to provide general administrative, fund accounting, transfer agency, and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Services Agreement; and

WHEREAS, on May 5, 1989, the Board of Directors of the Fund voted to amend the Administrative Services Agreement to provide for payment by the Fund of the fees of all directors;

NOW  THEREFORE,   the  Fund  and  the   Management   Company  hereby  amend  the
Administrative Services Agreement, dated April 1, 1987, effective May 5, 1989, as follows:

     Paragraph 3.B.1. shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

     3.   EXPENSES

          B.   DIRECT EXPENSES

               1. Fees and expenses of its directors (including the fees of those directors who are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940) and the meetings thereof;

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Administrative Services Agreement this 5th day of May, 1989.

                                      SBL FUND

                                By:   MICHAEL J. PROVINES, PRESIDENT

Attest:

Amy J. Lee, Secretary

                                      SECURITY MANAGEMENT COMPANY

                                By:   MICHAEL J. PROVINES, PRESIDENT

Attest:

Amy J. Lee, Secretary

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL  Fund  (hereinafter  referred  to  as  the  "Fund")  and  Security
Management Company (hereinafter referred to as "SMC") are parties to an Administrative Services and Transfer Agency Agreement dated April 1, 1987, as amended May 5, 1989, (the "Administrative Services Agreement") under which SMC agrees to provide general administrative, fund accounting, transfer agency, and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Services Agreement; and

WHEREAS, on July 27, 1990, the Board of Directors of the Fund voted to amend the Administrative Services Agreement to provide for payment by the Fund of the fees of only those directors who are not "interested persons" of the Fund;

NOW THEREFORE, the Fund and SMC hereby amend the Administrative Services Agreement, dated April 1, 1987, effective July 27, 1990, as follows:

     Paragraph 3.B.1. shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

     3.   EXPENSES

          B.   DIRECT EXPENSES

               1. Fees and expenses of its directors (except the fees of those directors who are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940) and the meetings thereof;

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Administrative Services Agreement this 27th day of July, 1990.

                                      SBL FUND

                                By:   MICHAEL J. PROVINES, PRESIDENT

Attest:

Amy J. Lee, Secretary

                                      SECURITY MANAGEMENT COMPANY

                                By:   MICHAEL J. PROVINES, PRESIDENT

Attest:

Amy J. Lee, Secretary

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund"), and Security Management Company (the "Management Company") are parties to an Administrative Services and Transfer Agency
Agreement dated April 1, 1987, as amended (the "Administrative Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on February 15, 1991, the Board of Directors of the Fund voted to amend the Administrative Agreement to provide for an increase in the compensation payable to the Management Company with respect to Series D of the Fund; and

WHEREAS, on February 15, 1991, the Board of Directors of the Fund authorized the Fund to offer Series S common stock and approved amendment of the Administrative Agreement to provide that the Management Company would provide general administrative, fund accounting, transfer agency and dividend disbursing services to Series S under the terms and conditions of the Agreement.

NOW,   THEREFORE,   the  Fund  and  the  Management  Company  hereby  amend  the
Administrative Agreement dated April 1, 1987, as follows, effective April 30, 1991:

     1. Schedule B shall be deleted in its entirety and the attached Schedule B inserted in lieu thereof.

     2. Paragraph 7 shall be deleted in its entirety and the following paragraph inserted in lieu thereof:

          DELEGATION OF DUTIES

          SMC may, at its discretion, delegate, assign or subcontract any of the duties, responsibilities and services governed by this agreement, to its parent company, Security Benefit Group, Inc., whether or not by formal written agreement, or to any third party, provided that such arrangement with a third party has been approved by the Board of Directors of the Fund. SMC shall, however, retain ultimate responsibility to the Fund, and shall implement such reasonable procedures as may be necessary, for assuring that any duties, responsibilities or services so assigned, subcontracted or delegated are performed in conformity with the terms and conditions of this agreement.

     3. The Administrative Agreement is hereby amended to cover Series S of the Fund.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Administrative Agreement this 26th day of April, 1991.


                                 SBL FUND

                                 By:             James R. Schmank
                                     -------------------------------------------
ATTEST:                                  James R. Schmank, Vice President

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary
                                 SECURITY MANAGEMENT COMPANY

                                 By:             James R. Schmank
                                     -------------------------------------------
                                         James R. Schmank, Vice President
ATTEST:

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                                    SBL FUND

              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:               $8.00 per account
Transaction Fee:               $1.00
Dividend Fee:                  $1.00
Annual Administration Fee:     .00045 (based on average daily net asset values)

The following charges apply only to Series D of SBL Fund.

Global Administration Fee: In addition to the above fees, Series D shall pay the greater of .10 percent of its average net assets or $30,000 in the year beginning April 30, 1991, and ending April 29, 1992; the greater of .10 percent of its average net assets or $45,000 in the year beginning April 30, 1992, and ending April 29, 1993; and the greater of .10 percent of its average net assets or $60,000 thereafter. If this Agreement shall terminate befoer the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund"), and Security Management Company (the "Management Company") are parties to an Administrative Services and Transfer Agency
Agreement dated April 1, 1987, as amended (the "Administrative Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on July 24, 1992, the Board of Directors of the Fund authorized the Fund to offer Series J common stock and approved amendment of the Administrative Agreement to provide that the Management Company would provide general administrative, fund accounting, transfer agency, and dividend disbursing services to Series J under the terms and conditions of the Agreement.

NOW, THEREFORE, the Fund and Management Company hereby amend the Administrative Agreement dated April 1, 1987, effective October 1, 1992, to cover Series J of the Fund.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Administrative Agreement this 1st day of October, 1992.


                                 SBL FUND

                                 By:             James R. Schmank
                                     -------------------------------------------
ATTEST:                                  James R. Schmank, Vice President

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary
                                 SECURITY MANAGEMENT COMPANY

                                 By:             James R. Schmank
                                     -------------------------------------------
                                       James R. Schmank, Sr. Vice President
ATTEST:

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund"), and Security Management Company (the "Management Company") are parties to an Administrative Services and Transfer Agency
Agreement dated April 1, 1987, as amended (the "Administrative Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement; and

WHEREAS, on February 3, 1995, the Board of Directors of the Fund authorized the Fund to offer a new series of common stock, Series K, and approved amendment of the Administrative Agreement to provide that the Management Company would provide general administrative, fund accounting, transfer agency, and dividend disbursing services to Series K under the terms and conditions of the Agreement.

WHEREAS, on April 3, 1995, the Board of Directors of the Fund authorized the Fund to offer three additional new series of common stock, Series M, N and O, and approved amendment of the Administrative Agreement to provide that the Management Company would provide general administrative, fund accounting, transfer agency and dividend disbursing services to Series M, N, and O under the terms and conditions of the Agreement.

NOW,   THEREFORE,   the  Fund  and  the  Management  Company  hereby  amend  the
Administrative Agreement dated April 1, 1987, as follows, effective May 1, 1995:

     1. Schedule B shall be deleted in its entirety and the attached Schedule B inserted in lieu thereof.

     2. The Administrative Agreement is hereby amended to cover Series K, M, N and O of the Fund.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Administrative Agreement this 28th day of April, 1995.


                                 SBL FUND

                                 By:             John D. Cleland
                                     -------------------------------------------
ATTEST:                                     John D. Cleland, President

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary
                                 SECURITY MANAGEMENT COMPANY

                                 By:            Jeffrey B. Pantages
                                     -------------------------------------------
                                          Jeffrey B. Pantages, President
ATTEST:

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:             $8.00 per account
Transaction Fee:             $1.00
Dividend Fee:                $1.00
Annual Administration Fee:   .045% (based on average daily net asset values)

The following charges apply only to Series K, M and N of SBL Fund.

Global Administration Fee: In addition to the above fees, each of Series K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

The following charges apply only to Series D of SBL Fund.

Global Administration Fee. In addition to the above fees, Series D shall pay an annual fee equal to the greater of .10 percent of its average net assets or $60,000.

If this Agreement shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL  Fund  (hereinafter  referred  to  as  the  "Fund")  and  Security
Management Company (hereinafter referred to as "SMC") are parties to an Administrative Services and Transfer Agency Agreement dated April 1, 1987, as amended, (the "Administrative Agreement"), under which SMC provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on February 2, 1996, the Board of Directors of the Fund voted to amend the Administrative Agreement to provide for payment by the Fund for costs associated with preparing and transmitting electronic filings to the Securities and Exchange Commission or any other regulating authority;

NOW THEREFORE, the Fund and SMC hereby amend paragraph 3B of the Administrative Agreement, effective February 2, 1996, by adding the following language at the end of paragraph 3B:

          11. Costs associated with the preparation and transmission of any electronic filings to the Securities and Exchange Commission or any other regulating authority.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Administrative Agreement this 2nd day of February, 1996.


                                 SBL FUND

                                 By:   John D. Cleland
                                     -------------------------------------------
ATTEST:                                John D. Cleland, President

Amy J. Lee
--------------------------
Amy J. Lee, Secretary
                                 SECURITY MANAGEMENT COMPANY

                                 By:   Jeffrey B. Pantages
                                     -------------------------------------------
                                       Jeffrey B. Pantages, President
ATTEST:

Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                           AMENDMENT TO ADMINISTRATIVE
                     SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund"), and Security Management Company (the "Management Company") are parties to an Administrative Services and Transfer Agency Agreement dated April 1, 1987 (the "Administrative Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on May 3, 1996, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as Series P, in addition to its presently offered series of common stock of Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N and Series O; and

WHEREAS, on May 3, 1996, the Board of Directors approved the amendment of the Administrative Agreement to provide that the Management Company would provide general administrative, fund accounting, transfer agency, and dividend disbursing services to Series P under the terms and conditions of the Administrative Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement dated April 1, 1987, as follows, effective July 1, 1996,

     1. Schedule B shall be deleted in its entirety and the attached Schedule B inserted in lieu thereof.

     2. The Administrative Agreement is hereby amnended to cover Series P of the Fund.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Administrative Agreement this 13th day of May, 1996.

                                 SBL FUND

                                 By:             John D. Cleland
                                     -------------------------------------------
ATTEST:                                     John D. Cleland, President

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary
                                 SECURITY MANAGEMENT COMPANY

                                 By:            Jeffrey B. Pantages
                                     -------------------------------------------
                                          Jeffrey B. Pantages, President
ATTEST:

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:        $8.00 per account
Transaction Fee:        $1.00
Dividend Fee:           $1.00
Administration Fee:     .045% (based on daily net asset value)

The following charges apply only to Series K, M and N of SBL Fund.

Global Administration Fee: In addition to the above fees, each of Series K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

The following charges apply only to Series D of SBL Fund.

Global Administration Fee. In addition to the above fees, Series D shall pay an annual fee equal to the greater of .10 percent of its average net assets or $60,000.

If this Agreement shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund") and Security Management Company (the "Management Company") are parties to an Administrative Services and Transfer Agency Agreement, dated April 1, 1987, as amended (the "Administrative Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on October 31, 1996, the operations of the Management Company, a Kansas corporation, will be transferred to Security Management Company, LLC ("SMC, LLC"), a Kansas limited liability company; and

WHEREAS, SMC, LLC desires to assume all rights, duties and obligations of the Management Company under the Administrative Agreement.

NOW THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

1. The Administrative Agreement is hereby amended to substitute SMC, LLC for Security Management Company, with the same effect as though SMC, LLC were the originally named management company, effective November 1, 1996;

2. SMC, LLC agrees to assume the rights, duties and obligations of Security Management Company pursuant to the terms of the Administrative Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Administrative Services and Transfer Agency Agreement this 1st day of November, 1996.

SBL FUND                                   SECURITY MANAGEMENT COMPANY, LLC

By:   JOHN D. CLELAND                      By:   JAMES R. SCHMANK
   -------------------------------            ----------------------------------
      John D. Cleland, President                 James R. Schmank, President


ATTEST:                                    ATTEST:

AMY J. LEE, SECRETARY                      AMY J. LEE, SECRETARY
----------------------------------         -------------------------------------
Amy J. Lee, Secretary                      Amy J. Lee, Secretary

                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT


WHEREAS, SBL Fund (the "Fund") and Security Management Company, LLC (the "Management Company") are parties to an Administrative Services and Transfer Agency Agreement dated April 1, 1987, as amended (the "Administrative Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on February 7, 1997, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as Series V, in addition to its presently offered series of common stock of Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O and Series P; and

WHEREAS, on February 7, 1997, the Board of Directors approved the amendment of the Administrative Agreement to provide that the Management Company would provide general administrative, fund accounting, transfer agency, and dividend disbursing services to Series V under the terms and conditions of the Administrative Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement, dated April 1, 1987, as follows, effective April 30, 1997:

   1. Schedule B shall be deleted in its entirety and the attached Schedule B inserted in lieu thereof.

   2. The Administrative Agreement is hereby amended to cover Series V of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Administrative Agreement this 12th day of March, 1997.

                                        SBL FUND

                                        By:   JOHN D. CLELAND
                                             -----------------------------------
                                             John D. Cleland, President

ATTEST:

AMY J. LEE
----------------------------------
Amy J. Lee, Secretary

                                        SECURITY MANAGEMENT COMPANY, LLC

                                        By:   JAMES R. SCHMANK
                                             -----------------------------------
                                             James R. Schmank, President

ATTEST:

AMY J. LEE
----------------------------------
Amy J. Lee, Secretary

                                    SBL FUND

              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

                                   SCHEDULE B


The following charges apply to all Series of SBL Fund:

Maintenance Fee:              $8.00 per account
Transaction Fee:              $1.00
Dividend Fee:                 $1.00
Annual Administration Fee:    .045% (based on average daily net asset values)

The following charges apply only to Series K, M and N of SBL Fund.

Global Administration Fee: In addition to the above fees, each of Series K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ended April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

The following charges apply only to Series D of SBL Fund.

Global Administration Fee. In addition to the above fees, Series D shall pay an annual fee equal to the greater of .10 percent of its average net assets or $60,000.

If this Agreement shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund") and Security Management Company, LLC (the "Management Company") are parties to an Administrative Services and Transfer Agency Agreement dated April 1, 1987, as amended (the "Administrative Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on July 25, 1997, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as Series X, in addition to its presently offered series of common stock of Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, Series P and Series V; and

WHEREAS, on July 25, 1997, the Board of Directors approved the amendment of the Administrative Agreement to provide that the Management Company would provide general administrative, fund accounting, transfer agency, and dividend disbursing services to Series X under the terms and conditions of the Administrative Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement, dated April 1, 1987, as follows, effective October 15, 1997:

    1. Schedule B shall be deleted in its entirety and the attached Schedule B inserted in lieu thereof.

    2. The Administrative Agreement is hereby amended to cover Series X of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Administrative Agreement this 15th day of September, 1997.

                                            SBL FUND

                                            By:          JOHN D. CLELAND
                                                 -------------------------------
                                                   John D. Cleland, President

ATTEST:

     AMY J. LEE
---------------------
Amy J. Lee, Secretary

                                            SECURITY MANAGEMENT COMPANY, LLC

                                            By:        JEFFREY B. PANTAGES
                                                 -------------------------------
                                                 Jeffrey B. Pantages, President

ATTEST:

     AMY J. LEE
---------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:       $8.00 per account
Transaction Fee:       $1.00
Dividend Fee:          $1.00

Annual Administration Fee: .045% (based on average daily net asset values), except Series X, for which the fee is .09% (based on average daily net asset values)

The following charges apply only to Series K, M and N of SBL Fund.

Global Administration Fee: In addition to the above fees, each of Series K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ended April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

The following charges apply only to Series D of SBL Fund.

Global Administration Fee. In addition to the above fees, Series D shall pay an annual fee equal to the greater of .10 percent of its average net assets or $60,000.

If this Agreement shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

                                    FORM OF
                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund") and Security Management Company, LLC (the "Management Company") are parties to an Administrative Services and Transfer Agency Agreement dated April 1, 1987, as amended (the "Administrative Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on November 6, 1998, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as Series I, in addition to its presently offered series of common stock of Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, Series P, Series V and Series X; and

WHEREAS, on November 6, 1998, the Board of Directors approved the amendment of the Administrative Agreement to provide that the Management Company would provide general administrative, fund accounting, transfer agency, and dividend disbursing services to Series I under the terms and conditions of the Administrative Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement, dated April 1, 1987, as follows, effective January 28, 1999:

    1. Schedule B shall be deleted in its entirety and the attached Schedule B inserted in lieu thereof.

    2. The Administrative Agreement is hereby amended to cover Series I of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Administrative Agreement this 28th day of January, 1999.

                                        SBL FUND

                                        By:           JOHN D. CLELAND
                                           -------------------------------------
                                                  John D. Cleland, President
ATTEST:

        AMY J. LEE
--------------------------
Amy J. Lee, Secretary
                                        SECURITY MANAGEMENT COMPANY, LLC

                                        By:          JAMES R. SCHMANK
                                           -------------------------------------
                                                James R. Schmank, President
ATTEST:

        AMY J. LEE
---------------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:       $8.00 per account
Transaction Fee:       $1.00
Dividend Fee:          $1.00

Annual Administration Fee: .045% (based on average daily net asset values), except Series X, for which the fee is .09% (based on average daily net asset values)

The following charges apply only to Series D, K, M and N of SBL Fund.

Global Administration Fee: In addition to the above fees, each of Series D, K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or $60,000.

The following charges apply only to Series I of SBL Fund.

Global Administration Fee. In addition to the above fees, Series I shall pay an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ended January 28, 2000; (ii) $45,000 in the year ending January 28, 2001, and (iii) $60,000 thereafter.

If this Agreement shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT


WHEREAS, SBL Fund (the "Fund") and Security Management Company, LLC (the "Management Company") are parties to an Administrative Services and Transfer Agency Agreement dated April 1, 1987, as amended (the "Administrative Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on February 10, 1999, the Board of Directors of the Fund authorized the Fund to offer its common stock in two new series designated as Series H and Series Y, in addition to its presently offered series of common stock of Series A, Series B, Series C, Series D, Series E, Series I, Series J, Series K, Series M, Series N, Series O, Series P, Series S, Series V and Series X; and

WHEREAS, on February 10, 1999, the Board of Directors approved the amendment of the Administrative Agreement to provide that the Management Company would provide general administrative, fund accounting, transfer agency, and dividend disbursing services to Series H and Series Y under the terms and conditions of the Administrative Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement, dated April 1, 1987, as follows, effective April 30, 1999:

   1. Schedule B shall be deleted in its entirety and the attached Schedule B inserted in lieu thereof.

   2. The Administrative Agreement is hereby amended to cover Series H and Series Y of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Administrative Agreement this ______ day of ____________, 1999.

                                            SBL FUND

                                            By:
                                               ---------------------------------
                                               John D. Cleland, President

ATTEST:

--------------------------
Amy J. Lee, Secretary

                                            SECURITY MANAGEMENT COMPANY, LLC

                                            By:
                                               ---------------------------------
                                               James R. Schmank, President

ATTEST:

---------------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B


The following charges apply to all Series of SBL Fund:

Maintenance Fee:           $8.00 per account
Transaction Fee:           $1.00
Dividend Fee:              $1.00

Annual Administration Fee: .045% for each Series of SBL Fund (based on average daily net asset values), except for Series H, Series X and Series Y for which the fee is .09% (based on average daily net asset values)

The following charges apply only to Series D, K, M and N of SBL Fund.

Global Administration Fee: In addition to the above fees, each of Series D, K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or $60,000.

The following charges apply only to Series I of SBL Fund.

Global Administration Fee. In addition to the above fees, Series I shall pay an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ended January 28, 2000; (ii) $45,000 in the year ending January 28, 2001, and (iii) $60,000 thereafter.

If this Agreement shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.